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Agreement to Collaborate and Protect Confidentiality

合作及保密协议

Disclosing Party:

Party A: Cuprina Pte Ltd

披露方：科普里纳私人股份有限公司

甲方：Cuprina Pte Ltd

Receiving Parties:

Party B: Nan'ao (Beijing) Hospital Management Co., Ltd.

Party C: Shanghai Zhangjiang Yidiantong Technology Co., Ltd.

接收方：

乙方：南澳（北京）医院管理有限公司

丙方：上海张江医点通科技有限公司

The parties, either by itself or through its designated nominee(s), have entered into discussions on collaboration and business activities in the People's Republic of China ("Proposed Collaboration"). In furtherance of these discussions, each party expects to disclose confidential information it owns or is authorized to disclose to the other party and to receive the other party's confidential information for the purpose of National Medical Products Administration ("NMPA") Classification and Registration ("Purpose").

各方已自行或通过其指定的代理人就在中华人民共和国的合作和商业活动进行了讨论（"拟议的合作"）。为促进这些讨论，各方希望披露其拥有或被授权向另一方披露的机密信息，并接收另一方的机密信息，以用于国家药品监督管理局（"NMPA"）分类和注册（"目的"）。

The parties have agreed to comply with the terms of this Agreement in relation to the disclosure and use of confidential information received for the Purpose.

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各方已同意遵守本协议中有关披露和使用为此目的收到的机密信息的条款。

Party A authorizes Party B to fully represent Party A to engage Party C to perform services relating to the classification and definition of Party A's products in the registration of technical services for medical device products and other related technical services.

甲方授权乙方全权代表甲方委托丙方在医疗器械产品技术服务登记及其他相关技术服务中履行与甲方产品有关的分类、定义服务。

Party A shall provide Party B with product-related information as required by the State Food and Drug Administration of China or other relevant legal authorities, and entrust Party C to provide all services required to register Party A's products to be registered as medical device by the State Food and Drug Administration of China or other relevant legal authorities.

甲方应向乙方提供中国国家食品药品监督管理局或其他相关法律部门要求的产品相关信息，并委托丙方提供甲方产品注册为医疗器械所需的一切服务。

Party B and Party C agree to keep all product-related information provided by Party A confidential and to be disclosed and used only for the Purpose. If the information has to be shared with any other parties, Party B and Party C shall inform Party A and shall take all reasonable care to ensure that the confidentiality will continue to be preserved.

乙方和丙方同意对甲方提供的所有产品相关信息保密，并仅出于该目的而披露和使用。如果信息必须与任何其他方共享，乙方和丙方应通知甲方并采取一切合理的谨慎措施，以确保继续保密。

The product-related information provided by Party A to Party B for the Purpose includes but is not limited to the following:

甲方为此目的向乙方提供的产品相关信息包括但不限于以下内容：

i. Executive summary 执行摘要

ii. Essential Principles & Evidence of Conformity 基本原则和符合性证据

iii. Device Description 设备描述

iv. Design Verification & Validation 设计验证和确认

v. Clinical Evidence 临床证据

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vi. Device Labelling 设备标签

vii. Risk Analysis 风险分析

viii. Manufacturer Information 制造商信息

Party A authorizes Party B to entrust Party C to provide the aforesaid technical services for the classification and definition of registration technical services for medical device products. The total service fee payable by Party A shall be: 50,000.00 yuan (capital: RMB 50,000 yuan) which is inclusive of all applicable taxes;

甲方授权乙方委托丙方为医疗器械产品注册技术服务的分类和定义提供上述技术服务。甲方应支付的服务费总额为：50,000.00 元人民币，已包含所有适用税费；

(1) Product name 产品名称:

Medical maggots (the exact name is to be determined, and the project will be communicated and confirmed after the project is started)

医用蛆虫(名称待定，项目启动后再沟通确定)

(2) Product material/structural composition description 产品材质/结构组成描述:

The product is mainly composed of blowfly larvae and multi-layer cage accessories.

产品主要有丝光绿蝇幼虫和多层笼状辅料组成

(3) Description of working principle 工作原理描述:

Sterilized larvae rest on necrotic tissue and feed on necrotic tissue for 3-7 days. Maggots soak their food in mouth as their digestive enzymes are released into the local environment and absorb liquefied and semi-solidified tissue. As they grow, they molt twice, and when the maggots are full, they leave their food and bury themselves in a suitable protected area to pupate.

灭菌后的幼虫在坏死组织上，以坏死组织为食 3-7 天，蛆虫用嘴沟浸泡食物，当它们的消化酶释放到当地环境中，并吸收液化和半固化组织。随着它们的生长，它们会蜕皮两次，当蛆虫吃饱后，它们会离开食物，把自己埋在适当的保护区内，化为蛹。

(4) Specifications 规格型号:

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A single model, the model name will be confirmed after the project is started

单一型号，型号名称项目启动后再沟通确定

(5) Indications (intended use) 适应症(预期用途):

To be determined after discussion with both parties, the project will be communicated and confirmed after the start of the project

For debridement of non-healing necrotic skin and soft tissue wounds, including pressure ulcers, venous stasis urinary tract ulcers, neuropathic foot ulcers, non-healing traumatic or surgical wounds

待定，项目启动后再沟通确定

用于非愈合性坏死皮肤软组织创面的清创，包括压疮、静脉淤积性尿路溃疡、神经性足溃疡、非愈合性创伤性创面或手术式创面

(6) How to use: The larvae and accessories are placed on the necrotic tissue for clinicians to clean up the necrotic tissue.

Application site: ulcer surface, necrotic tissue

Use period: 2 days

Instructions:

1) Apply maggots directly to the wound (5-8 larvae per square meter)

2) Spread cage accessories around it

3) Maggot excipients stay on the wound for a period of 48 hours

4) Most wounds require 2-6 cycles to complete debridement

使用形式:幼虫加辅料放置于坏死组织上，供临床医生清理坏死组织

使用部位:溃疡面、坏死组织

使用期限:2 天

使用方法:

1)、将蛆虫直接涂抹在伤口上(每平方米 5-8 只幼虫)

2)、在其周围铺上笼辅料。

3)、蛆虫辅料在伤口上停留 48 小时的周期

4)、大部分伤口需要 2-6 个周期完成清创

Party A entrusts Party B to be responsible for the management and liaison with Party C to apply for classification and determination to the Standard Management Center of China State Food and Drug Administration on whether the product is a medical device, and what types of medical devices belong to it, and to track the progress of the application. Party C shall convey all queries given by NMPA to Party A and Party B. Party A and Party B shall endeavor to answer and if necessary, submit supplementary materials in accordance with the prescribed format until the final classification definition notice is obtained. If the Standard Management Center determines that the product needs to hold an expert discussion meeting, Party C will assume the responsibility to provide expert meeting coordination and meeting materials. In the case of preparing services, Party A shall pay the service fee separately to Party C, and the specific amount shall be negotiated by both parties;

甲方委托乙方负责管理并与丙方联络，向国家食品药品监督管理总局标准管理中心申请产品是否为医疗器械、属于何种医疗器械的分类认定，并跟踪申请流程的进度。丙方应将国家药监局提出的所有疑问转达给甲乙双方。甲乙双方应尽力回答，必要时按规定格式提交补充材料，直至获得最终分类定义通知。如果标准管理中心确定产品需要召开专家讨论会，丙方将承担提供专家会议协调和会议资料的责任。在准备服务的情况下，甲方应单独向丙方支付服务费，具体金额由双方协商确定；

Party B and Party C hold the responsibility to keep the information provided by Party A confidential, and both parties shall not disclose the content, amount and entrusted matters of this agreement to unauthorized third parties; Should any information be misused, misrepresented or leaked out to parties not intended to receive them, Party B and Party C shall pay Party A for damages arising from the leak of information.

乙方和丙方对甲方提供的信息负有保密责任，双方不得将本协议的内容、金额和委托事项透露给未经授权的第三方； 如果任何信息被滥用、歪曲或泄露给无意接收的一方，乙方和丙方应向甲方支付因信息泄露而造成的损失。

This agreement stipulates that all documents that Party A shall provide to Party B shall be in Chinese version (if NMPA has special requirements to provide documents in English, Party A shall provide both Chinese and English versions to Party B), and Party B shall deliver the final version to Party C. If Party B entrusts Party C to provide translation services, Party C shall charge according to the following standard: 300 yuan per thousand Chinese characters, and Party C shall be responsible for the accuracy and quality of translation. Before the translation,

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Party C needs to confirm the translated documents with Party B in writing. After the translation is completed, Party A shall pay the corresponding translation fee in time according to the payment notice sent by Party C.

本协议规定甲方应向乙方提供的所有文件均应为中文（如国家药监局对提供英文文件有特殊要求，甲方应向乙方提供中英文版本），乙方交付最终版本交给丙方。乙方委托丙方提供翻译服务的，丙方按以下标准收费：每千字 300 元，由丙方对翻译的准确性和质量负责。翻译前，丙方需与乙方书面确认翻译文件。翻译完成后，甲方应根据丙方发出的付款通知，及时支付相应的翻译费。

Without prejudice to any other rights or remedies that a party may have, each party acknowledges and agrees that damages may not be an adequate remedy for any breach by the Receiving Party of the provisions of this Agreement and that the Disclosing Party shall be entitled to seek the remedies of injunction, specific performance and other equitable relief for any threatened or actual breach of any provision of this Agreement.

在不损害一方可能拥有的任何其他权利或补救措施的情况下，每一方承认并同意，对于接收方违反本协议条款的任何行为，损害赔偿可能不是适当的补救措施，并且披露方有权寻求对任何威胁或实际违反本协议任何条款的禁令、具体履行和其他衡平救济的补救措施。

This Agreement shall be governed by and construed in accordance with the laws of Singapore without giving effect to the principles relating to conflict of laws. The parties submit to the non-exclusive jurisdiction of the Singapore courts.

本协议应受新加坡法律管辖并按其解释，但不影响与法律冲突相关的原则。 各方服从新加坡法院的非专属管辖权。

Cuprina Pte Ltd 科普里纳私人股份有限公司	Nan'ao (Beijing) Hospital Management Co., Ltd. 南澳（北京）医院管理有限公司
Signatures: 请于此处签章：	Signatures: 请于此处签章：
David Quek Yong Qi Chief Executive Officer 姓名：郭勇齐 职务：首席执行官	Wang Jiang Ning Chief Expert 姓名： 王江宁 职务：首席专家
Date: 日期：	Date: 日期：

Blk 1090 Lower Delta Road #06-08 Singapore 038988
Co.Reg.No:201928315N
Tel:+65 8380 3500
E-mail: enquiry@cuprina.com.sg